UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22488

Blackstone / GSO Long-Short Credit Income Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: (800) 831-5776

Date of fiscal year end:      December 31

Date of reporting period:   March 31, 2014

Item 1. Schedule of Investments.

Blackstone / GSO Long-Short Credit Income Fund

Portfolio of Investments

March 31, 2014 (Unaudited)

	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 86.74%
Aerospace and Defense - 2.98%
DAE Aviation Holdings, Inc., Senior Secured First Lien Tranche B-1 Term Loan, 5.000%, 11/02/2018	$1,072,147	$1,090,245
DAE Aviation Holdings, Inc., Senior Secured First Lien Tranche B-2 Term Loan, 5.000%, 11/02/2018	486,040	494,245
Landmark Aviation (LM U.S. Member LLC), Senior Secured First Lien Canadian Term Loan, 4.750%, 10/25/2019	104,017	104,624
Landmark Aviation (LM U.S. Member LLC), Senior Secured First Lien Initial Term Loan, 4.750%, 10/25/2019	1,541,828	1,550,817
Paradigm Precision Group, Senior Secured First Lien Term Loan, 5.500%, 12/02/2020	1,870,313	1,893,691
Sequa Corp., Senior Secured First Lien Term Loan, 5.250%, 06/19/2017	2,134,732	2,096,926

		7,230,548

Automotive - 0.90%
Affinia Group, Inc., Senior Secured Tranche B-2 First Lien Term Loan, 4.750%, 04/27/2020	1,124,833	1,128,112
Mitchell International, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 10/12/2020	1,055,556	1,060,306

		2,188,418

Banking, Finance and Real Estate - 2.69%
AmWins Group LLC, Senior Secured First Lien Term B Loan, 5.000%, 09/06/2019	2,015,576	2,032,587
AssuredPartners Capital, Inc., Senior Secured First Lien Term Loan, L+3.50%, 03/31/2021(b)	1,049,180	1,050,492
Asurion LLC, Senior Secured Second Lien Term Loan, 8.500%, 02/19/2021	851,064	881,383
Cunningham Lindsey Corp., Senior Secured First Lien Term Loan, 5.000%, 12/10/2019	1,851,563	1,856,960
HUB International Ltd., Senior Secured First Lien Initial Term Loan, 4.750%, 10/02/2020	702,353	704,477

		6,525,899

Beverage, Food and Tobacco - 3.17%
CEC Entertainment, Inc., Senior Secured First Lien Term B Loan, 4.250%, 02/15/2021	2,054,348	2,043,645
Dole Food Co., Inc., Senior Secured First Lien Tranche B Term Loan, 4.500%, 11/01/2018	1,169,843	1,176,838
U.S. Foods, Inc., Senior Secured First Lien Term Loan, 4.500%, 03/31/2019	4,430,047	4,457,181

		7,677,664

Capital Equipment - 2.39%
BakerCorp International, Inc., Senior Secured First Lien Replacement Term Loan, 4.250%, 02/07/2020	990,019	987,543
Sensus U.S.A., Inc. (fka Sensus Metering Systems), Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	3,714,286	3,740,583
SunSource Holdings, Senior Secured First Lien Term Loan, 4.750%, 02/12/2021	1,046,512	1,058,285

		5,786,411

Chemicals, Plastics and Rubber - 2.28%
Nexeo Solutions LLC (aka Ashland Distribution), Senior Secured First Lien Initial Term Loan, 5.000%, 09/08/2017	1,591,795	1,596,769
Nexeo Solutions LLC (aka Ashland Distribution), Senior Secured First Lien Term B-3 Loan, 5.000%, 09/08/2017	929,580	931,904
Pinnacle Operating Corp., Senior Secured First Lien Term B Loan, 4.750%, 11/15/2018	2,547,491	2,557,044
WTG Holdings III Corp., Senior Secured First Lien Term Loan, 4.750%, 01/15/2019	424,468	426,724

		5,512,441

Construction and Building - 0.97%
PlyGem Industries, Inc., Senior Secured First Lien Term Loan, 4.000%, 02/01/2021	322,581	323,523

	Principal Amount	Market Value

Construction and Building (continued)
Road Infrastructure Investment LLC, Senior Secured First Lien Term Loan, L+3.25%, 03/19/2021(b)	$870,968	$871,516
SRS Distribution, Inc., Senior Secured First Lien Term Loan, 4.750%, 09/02/2019	1,149,211	1,152,802

		2,347,841

Consumer Goods Durable - 2.92%
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	704,854	700,097
Capital Safety North America Holdings, Inc., Senior Secured First Lien Initial Term Loan, L+3.00%, 03/26/2021(b)	4,439,097	4,439,097
MModal, Inc., Senior Secured First Lien Term B Loan, 7.750%, 08/15/2019	2,442,190	1,940,870

		7,080,064

Consumer Goods Non Durable - 4.64%
Acosta Sales and Marketing Co., Senior Secured First Lien Term B Loan, L+3.25%, 03/01/2018(b)	545,455	548,523
Armored AutoGroup, Inc. (fka Viking Acquisition, Inc. (aka Global AutoCare)), Senior Secured First Lien Term B Loan, 6.000%, 11/05/2016	4,680,416	4,719,193
Sun Products Group (fka Huish Detergents, Inc.), Senior Secured First Lien Term Loan, 5.500%, 03/23/2020	3,893,231	3,713,169
Totes Isotoner Corp., Senior Secured First Lien Delayed Draw Term Loan, 7.250%, 07/07/2017	208,202	209,417
Totes Isotoner Corp., Senior Secured First Lien Initial Term Loan, 7.250%, 07/07/2017	2,037,266	2,049,153

		11,239,455

Containers, Packaging and Glass - 0.92%
Exopack LLC, Senior Secured First Lien Term Loan, 5.250%, 05/08/2019	748,125	758,176
Multi Packaging Solutions, Inc., Senior Secured First Lien Rollover Dollar Term Loan, 4.250%, 09/30/2020	1,142,857	1,148,572
Ranpak Corp., Senior Secured First Lien Term Loan, 4.500%, 04/23/2019	310,872	313,592

		2,220,340

Energy Electricity - 1.03%
La Frontera Generation LLC, Senior Secured First Lien Term Loan, 4.500%, 09/30/2020	950,643	953,167
Star West Generation LLC, Senior Secured First Lien Term B Advance Loan, 4.250%, 03/13/2020	1,534,523	1,537,401

		2,490,568

Energy, Oil and Gas - 2.79%
EMG Utica LLC, Senior Secured First Lien Term Loan, 4.750%, 03/27/2020	2,472,028	2,482,843
Sheridan Production Partners II LP, Senior Secured First Lien Facility A Term Loan, 4.250%, 12/16/2020	116,508	117,491
Sheridan Production Partners II LP, Senior Secured First Lien SIP Facility Term Loan, 4.250%, 12/16/2020	837,541	844,610
Sheridan Production Partners II LP, Senior Secured First Lien Term Loan, 4.250%, 12/16/2020	43,451	43,818
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan:
4.250%, 10/01/2019	129,071	129,985
4.250%, 10/01/2019	211,313	212,809
4.250%, 10/01/2019	1,594,717	1,606,008
Tallgrass Energy Partners LP, Senior Secured First Lien Term Loan, 4.250%, 11/13/2018	880,967	889,619
W3 Co., Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	442,733	444,947

		6,772,130

Environmental Industries - 1.52%
ADS Waste Holdings, Inc., Senior Secured First Lien Tranche B-2 Term Loan, 3.750%, 10/09/2019	1,264,778	1,264,336
PSC Industrial Outsourcing LP, Senior Secured First Lien Term Loan, 7.250%, 07/29/2016	1,185,014	1,191,679

	Principal Amount	Market Value

Environmental Industries (continued)
Wastequip LLC, Senior Secured First Lien Term Loan, 5.500%, 08/09/2019	$1,208,261	$1,220,344

		3,676,359

Forest Products and Paper - 0.51%
WS Packaging Group, Inc., Senior Secured First Lien Term Loan, 5.000%, 08/09/2019	1,243,750	1,244,527

Healthcare and Pharmaceuticals - 7.42%
Accellent, Inc., Senior Secured First Lien Term Loan, L+3.50%, 02/19/2021(b)	1,219,512	1,220,018
Alvogen Pharmaceuticals U.S., Senior Secured First Lien Term Loan, 7.000%, 05/23/2018	1,795,264	1,813,216
CHG Buyer Corp., Senior Secured First Lien Term Loan, 4.500%, 11/19/2019	992,109	995,522
CT Technologies Intermediate Holdings, Inc. (aka Smart Document Solutions, Inc.), Senior Secured First Lien Initial Term Loan, 5.250%, 10/04/2019	1,108,333	1,122,187
Ikaria Acquisition, Inc., Senior Secured First Lien Term Loan, 5.000%, 02/12/2021	782,609	789,104
Immucor, Inc., Senior Secured First Lien Term B-2 Loan, 5.000%, 08/17/2018	186,656	187,706
Medpace, Inc., Senior Secured First Lien Term Loan, L+4.00%, 05/31/2021(b)	783,784	787,703
Onex Carestream Finance LP, Senior Secured First Lien Term Loan, 5.000%, 06/07/2019	3,275,886	3,315,803
PRA Holdings, Inc., Senior Secured First Lien Initial Term Loan, L+3.50%, 09/23/2020(b)	1,296,742	1,294,576
Sheridan Holdings, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 06/29/2018	1,675,685	1,687,381
Smile Brands Group, Inc., Senior Secured First Lien Term B Loan, 7.500%, 08/16/2019	2,637,426	2,649,954
United Surgical Partners International, Inc., Senior Secured New Tranche B First Lien Term Loan, 4.750%, 04/03/2019	2,094,248	2,108,206

		17,971,376

High Tech Industries - 10.59%
Applied Systems, Inc., Senior Secured First Lien Initial Term Loan, 4.250%, 01/25/2021	831,250	835,581
Ascend Learning LLC, Senior Secured First Lien Term Loan, 6.000%, 07/31/2019	358,383	363,759
Blackboard, Inc., Senior Secured First Lien Term B-3 Loan, 4.750%, 10/04/2018	2,962,631	2,990,776
Blue Coat Systems, Inc., Senior Secured First Lien Term Loan, 4.000%, 05/31/2019	2,053,076	2,062,705
Flexera Software, Inc., Senior Secured First Lien Term Loan, L+3.50%, 04/02/2020(b)	2,000,000	2,010,000
Hyland Software, Inc., Senior Secured First Lien Initial Term Loan, 4.750%, 02/19/2021	1,460,656	1,476,781
Ion Trading Technologies S.A.R.L., Senior Secured First Lien Tranche B-1 Term Loan, 4.500%, 05/22/2020	1,646,701	1,653,395
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured First Lien Incremental Term Loan, 4.500%, 10/30/2019	4,600,133	4,643,259
MMI International Ltd., Senior Secured First Lien Term Loan, 7.250%, 11/20/2018	1,653,191	1,649,058
Sophia, L.P., Senior Secured First Lien Term B Loan, 4.500%, 07/19/2018	2,963,091	2,969,269
Technicolor S.A., Senior Secured First Lien Term A2 Facility Loan, 6.750%, 5/26/2016	289,483	294,307
Technicolor S.A., Senior Secured First Lien Term B2 Facility Loan, 7.750%, 5/26/2017	1,241,762	1,262,456
Technicolor S.A., Senior Secured First Lien Term Loan, 7.250%, 07/10/2020	2,389,706	2,431,036
Vertafore, Inc., Senior Secured Second Lien Term Loan, 9.750%, 10/27/2017	1,000,000	1,018,750

		25,661,132

Hotels, Gaming and Leisure - 4.64%
Alpha Topco Ltd. (Formula One), Senior Secured First Lien New Facility Term B Loan, 4.500%, 04/30/2019	2,729,779	2,752,177
Caesars Entertainment Operating Co. (fka Harrah’s/Corner Investment), Senior Secured First Lien Term B Loan, 7.000%, 10/11/2020	4,129,186	4,189,266
Centaur LLC, Senior Secured First Lien Term Loan, 5.250%, 02/20/2019	1,652,216	1,660,997
Mood Media Corp., Senior Secured First Lien Term Loan, 7.000%, 05/07/2018	992,347	1,003,823
Peninsula Gaming LLC, Senior Secured First Lien Term Loan, 4.250%, 11/20/2017	1,238,636	1,243,789
Stadium Management Corp., Senior Secured First Lien Term Loan, 4.500%, 02/25/2020	385,845	387,292

		11,237,344

Media Advertising, Printing and Publishing - 2.06%
InfoGroup, Inc., Senior Secured First Lien Term B Loan, 8.000%, 05/28/2018	208,080	181,706
Penton Media, Inc., Senior Secured First Lien Term B Loan, 5.500%, 10/03/2019	1,592,000	1,610,308
Ship Luxco 3 S.A.R.L. (aka RBS Worldpay), Senior Secured First Lien Term B Loan, 9.500%, 03/23/2017	3,917,495	1,997,922

	Principal Amount	Market Value

Media Advertising, Printing and Publishing (continued)
Southern Graphics, Inc., Senior Secured First Lien Term Loan, 4.250%, 10/17/2019	$1,203,125	$1,204,629

		4,994,565

Media Broadcasting and Subscription - 1.85%
Entercom Radio LLC, Senior Secured First Lien Term B-2 Loan, 4.000%, 11/23/2018	530,120	533,765
Hubbard Radio LLC, Senior Secured First Lien Tranche 1 Term Loan, 4.500%, 04/29/2019	2,608,357	2,623,028
RCN Corp., Senior Secured First Lien Term B Loan, 4.500%, 03/01/2020	1,309,479	1,321,428

		4,478,221

Media Diversified and Production - 0.35%
Lion’s Gate Entertainment Corp., Senior Secured Second Lien Term Loan, 5.000%, 07/20/2020	833,333	852,083

Metals and Mining - 0.48%
McJunkin Red Man Corp., Senior Secured First Lien Term Loan, 4.750%, 11/09/2019	1,156,351	1,173,095

Retail - 5.72%
Academy Ltd., Senior Secured First Lien Initial Term Loan, 4.500%, 08/03/2018	1,951,531	1,961,299
Container Store, Inc., Senior Secured First Lien Term B3 Loan, 4.250%, 04/08/2019	2,357,224	2,368,279
Hudson’s Bay Co., Senior Secured First Lien Term Loan, 4.750%, 11/04/2020	925,000	938,644
J. Crew Group, Inc., Senior Secured First Lien Initial Term Loan, 4.000%, 03/05/2021	1,674,391	1,673,135
Nine West Holdings, Inc., Senior Secured First Lien Initial Term Loan, L+3.75%, 09/05/2019(b)	800,000	805,000
Payless, Inc. (fka Collective Brands Finance, Inc.), Senior Secured First Lien Initial Term Loan, 5.000%, 03/11/2021	1,339,668	1,343,017
Smart & Final Stores LLC, Senior Secured First Lien Term Loan, 4.750%, 11/15/2019	1,373,255	1,377,121
Sports Authority, Inc. (aka TSA), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	2,926,895	2,934,212
Sprouts Farmers Markets Holdings LLC, Senior Secured First Lien Initial Term Loan, 4.000%, 04/23/2020	449,643	450,347

		13,851,054

Services - Business - 7.77%
Advantage Sales and Marketing, Inc., Senior Secured First Lien Term Loan, 4.250%, 12/18/2017	2,127,949	2,140,366
AlixPartners LLP, Senior Secured First Lien Replacement Term B-2 Loan, 4.000%, 07/10/2020	2,932,949	2,943,493
Brickman Group Holdings, Inc., Senior Secured First Lien Term Loan, 4.000%, 12/18/2020	997,500	1,000,692
Crossmark Holdings, Inc., Senior Secured First Lien Term Loan, 4.500%, 12/20/2019	1,344,265	1,340,904
Garda World Security Corp., Senior Secured First Lien Delayed Draw Term B Loan, 4.000%, 11/06/2020	117,599	118,040
Garda World Security Corp., Senior Secured First Lien Term B Loan, 4.000%, 11/06/2020	459,706	461,430
Information Resources, Inc., Senior Secured First Lien Term Loan, 4.750%, 09/30/2020	332,571	334,790
MPH Acquisition Holdings LLC, Senior Secured First Lien Initial Term Loan, L+3.00%, 03/19/2021(b)	2,706,767	2,703,383
Sedgwick Claims Management Services, Inc., Senior Secured Second Lien Initial Term Loan, 6.750%, 02/11/2022	1,090,909	1,087,844
StoneRiver Group LP, Senior Secured First Lien Initial Term Loan, 4.500%, 11/29/2019	534,463	536,133
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 5.500%, 02/07/2019	1,620,000	1,628,100
Transaction Network Services, Senior Secured First Lien Term Loan, 5.000%, 02/14/2020	1,331,909	1,341,066
Truven Health Analytics, Inc., Senior Secured New Tranche B First Lien Term Loan, 4.500%, 06/06/2019	1,615,192	1,605,097
ValleyCrest Companies LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 06/13/2019	1,567,105	1,582,776

		18,824,114

Services - Consumer - 4.41%
Alliance Laundry Systems LLC, Senior Secured First Lien Term Loan, 4.250%, 12/10/2018	965,060	970,083
California Pizza Kitchen, Inc., Senior Secured First Lien Term Loan 5.250%, 03/29/2018	2,458,169	2,347,551
Learning Care Group, Senior Secured First Lien Term Loan, 5.750%, 05/08/2019	2,452,059	2,465,864
Monitronics International, Inc., Senior Secured First Lien Term B Loan, 4.250%, 03/23/2018	2,410,181	2,415,460

	Principal Amount	Market Value

Services - Consumer (continued)
Spin Holdco, Inc. (aka Coinmach Corp.), Senior Secured First Lien Initial Term Loan, 4.250%, 11/14/2019	$2,477,661	$2,481,068

		10,680,026

Telecommunications - 5.93%
Avaya, Inc., Senior Secured B-3 Extended First Lien Term B-3 Loan, 4.736%, 10/26/2017	2,895,197	2,832,010
Fairpoint Communications, Inc., Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	1,980,000	2,045,944
Fibertech Networks LLC (aka Firefox), Senior Secured First Lien Term Loan, 4.500%, 12/18/2019	3,425,434	3,431,874
Syniverse Holdings, Inc., (Buccaneer Merger Sub., Inc.), Senior Secured First Lien Term Loan, 4.000%, 4/23/2019	1,919,653	1,922,446
Wide Open West Finance LLC, Senior Secured First Lien Term B Loan, 4.750%, 04/01/2019	1,734,284	1,739,434
Zayo Group LLC (Zayo Capital, Inc.), Senior Secured First Lien Term Loan, 4.000%, 07/02/2019	2,386,084	2,391,155

		14,362,863

Transportation Consumer - 1.91%
Lineage Logistics LLC, Senior Secured First Lien Term Loan, L+3.50%, 04/07/2021(b)	2,307,692	2,307,692
Sabre, Inc., Senior Secured First Lien Incremental Term Loan, 4.500%, 02/19/2019	1,673,409	1,676,547
Sabre, Inc., Senior Secured First Lien Term B Loan, 4.250%, 02/19/2019	647,502	648,379

		4,632,618

Utilities Electric - 2.50%
Atlantic Power Co., Senior Secured First Lien Term Loan, L+3.75%, 02/19/2021(b)	478,035	480,129
Empire Generating Co. LLC, Senior Secured First Lien Term B Loan, L+4.25%, 03/12/2021(b)	917,472	920,344
Empire Generating Co. LLC, Senior Secured First Lien Term C Loan, L+4.25%, 03/12/2021(b)	64,010	64,210
Moxie Liberty LLC, Senior Secured First Lien Term B-1 Loan, 7.500%, 08/21/2020	1,470,588	1,511,029
Moxie Patriot LLC, Senior Secured First Lien Term B-1 Loan, 6.750%, 12/18/2020	740,741	757,407
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 5.000%, 11/09/2020	2,331,818	2,336,190

		6,069,309

Utilities, Oil & Gas - 0.47%
Equipower Resources Holdings LLC, Senior Secured First Lien Term B Loan, 4.250%, 12/21/2018	160,662	161,707
EquiPower Resources Holdings LLC, Senior Secured First Lien Term C Loan, 4.250%, 12/21/2019	960,486	966,042

		1,127,749

Wholesale - 0.93%
Envision Pharmaceutical Services, Inc., Senior Secured First Lien Term Loan, 5.750%, 11/04/2020	2,243,285	2,253,100

TOTAL FLOATING RATE LOAN INTERESTS (Cost $210,389,176)		210,161,314

COLLATERALIZED LOAN OBLIGATION - 0.46%
Banking, Finance and Real Estate - 0.46%
Sudbury Mill CLO Ltd., Senior Unsecured Collateralized Loan Obligation, Series 2013-1A, 4.750%, 01/17/2026(c)(d)	1,200,000	1,115,593

TOTAL COLLATERALIZED LOAN OBLIGATION (Cost $1,096,772)		1,115,593

CORPORATE BONDS - 26.67%
Automotive - 0.43%
Cooper-Standard Automotive, Inc., Senior Secured Bond, 8.500%, 05/01/2018(e)	1,000,000	1,050,010

	Principal Amount	Market Value

Beverage, Food and Tobacco - 1.29%
Del Monte Foods Co., Senior Unsecured Bond, 7.625%, 01/15/2019(e)	$2,998,000	$3,127,289

Consumer Goods Durable - 0.46%
Serta Simmons Holdings LLC, Senior Unsecured Bond, 8.125%, 10/01/2020(c)(e)	1,000,000	1,103,750

Consumer Goods Non Durable - 0.83%
Revlon Consumer Products Corp., Senior Unsecured Bond, Series WI, 5.750%, 02/15/2021	2,000,000	2,020,000

Containers, Packaging and Glass - 1.54%
Exopack Holdings SA, Senior Secured Bond, 7.875%, 11/01/2019(c)	250,000	266,250
Reynolds Group Holdings, Inc., Senior Unsecured Bond,:
9.875%, 08/15/2019(e)	1,400,000	1,571,500
8.250%, 02/15/2021(e)	700,000	767,375
Sealed Air Corp., Senior Unsecured Bond, 8.125%, 09/15/2019(c)	1,000,000	1,122,500

		3,727,625

Energy Electricity - 1.16%
Amkor Technology, Inc., Senior Unsecured Bond, 6.375%, 10/01/2022(e)	1,000,000	1,041,250
Calumet Specialty Products Partners LP, Senior Unsecured Bond,:
9.375%, 05/01/2018(c)(e)	800,000	912,000
9.625%, 08/01/2020	750,000	864,375

		2,817,625

Energy, Oil and Gas - 8.01%
Alta Mesa Holdings LP, Senior Unsecured Bond, 9.625%, 10/15/2018(e)	2,000,000	2,160,000
Comstock Resources, Inc., Senior Unsecured Bond, 9.500%, 06/15/2020(e)	2,000,000	2,290,000
Crestwood Midstream Partners LP, Senior Unsecured Bond, 7.750%, 04/01/2019	2,000,000	2,180,000
CrownRock LP / CrownRock Finance, Inc., Senior Unsecured Bond, 7.125%, 04/15/2020(c)(e)	2,000,000	2,130,000
PDC Energy, Inc., Senior Unsecured Bond, 7.750%, 10/15/2022(e)	3,000,000	3,300,000
Resolute Energy Corp., Senior Unsecured Bond, 8.500%, 05/01/2020(e)	4,750,000	4,987,500
SandRidge Energy, Inc., Senior Unsecured Bond, 8.125%, 10/15/2022(e)	2,000,000	2,190,000
Tesoro Logistics LP/Finance Corp., Senior Unsecured Bond Series WI, 6.125%, 10/15/2021(e)	150,000	159,750

		19,397,250

Healthcare and Pharmaceuticals - 1.65%
Emergency Medical Services Corp. (aka AMR/EMCare), Senior Unsecured Bond, 8.125%, 06/01/2019	1,312,000	1,406,300
HCA, Inc., Senior Secured Bond, 3.750%, 03/15/2019	1,500,000	1,509,375
Universal Hospital Services, Inc., Senior Unsecured Bond, 7.625%, 08/15/2020	1,000,000	1,075,000

		3,990,675

High Tech Industries - 1.43%
Allen Systems Group, Inc., Senior Secured Bond, 10.500%, 11/15/2016(c)(e)	2,300,000	1,288,000
Viasystems, Inc., Senior Unsecured Bond, 7.875%, 05/01/2019(c)(e)	2,000,000	2,165,000

		3,453,000

Hotels, Gaming and Leisure - 1.12%
Palace Entertainment Holdings LLC, Senior Secured Bond, 8.875%, 04/15/2017(c)(e)	2,600,000	2,710,500

Media Broadcasting and Subscription - 0.44%
Mediacom Broadband Group (aka MCC Iowa), Senior Unsecured Bond, 9.125%, 08/15/2019(e)	1,000,000	1,075,000

Media Diversified and Production - 1.49%
Allbritton Communications Co., Senior Unsecured Bond, 8.000%, 05/15/2018(e)	2,000,000	2,100,000
Cambium Learning Group, Inc., Senior Secured Bond, 9.750%, 02/15/2017(e)	1,500,000	1,522,500

		3,622,500

	Principal Amount	Market Value

Metals and Mining - 0.37%
Penn Virginia Resource Partners LP, Senior Unsecured Bond, 8.375%, 06/01/2020	$788,000	$888,470

Retail - 2.14%
Burlington Coat Factory Warehouse Corp., Senior Unsecured Bond, 10.000%, 02/15/2019(e)	2,000,000	2,242,500
Chinos Acquisition Corp. (aka J. Crew Group, Inc.), Senior Unsecured Bond, 8.125%, 03/01/2019(e)	1,050,000	1,095,286
Logan’s Roadhouse, Inc., Senior Unsecured Bond, 10.750%, 10/15/2017(e)	1,000,000	767,500
The Pantry, Inc., Senior Unsecured Bond, 8.375%, 07/01/2020(e)	1,000,000	1,085,000

		5,190,286

Services - Business - 1.40%
Neff Rental LLC, Senior Unsecured Bond, 9.625%, 05/15/2016(c)(e)	3,250,000	3,396,250

Services - Consumer - 0.55%
Monitronics International, Inc., Senior Unsecured Bond, 9.125%, 04/01/2020(e)	1,250,000	1,343,750

Telecommunications - 2.36%
Avaya, Inc., Senior Secured Bond, 7.000%, 04/01/2019(c)(e)	1,450,000	1,446,375
Fairpoint Communications, Inc., Senior Secured Bond, 8.750%, 08/15/2019(c)(e)	1,000,000	1,075,000
MetroPCS Wireless, Inc., Senior Unsecured Bond, 7.875%, 09/01/2018(e)	3,000,000	3,195,000

		5,716,375

TOTAL CORPORATE BONDS (Cost $61,760,841)		64,630,355

	Shares	Market Value

EXCHANGE TRADED FUNDS - 0.84%
Debt Funds - 0.84%
ProShares UltraShort 20+ Year Treasury(f)	30,000	2,026,500

TOTAL EXCHANGE TRADED FUNDS (Cost $2,136,461)		2,026,500

Total Investments - 114.71% (Cost $275,383,250)

		277,933,762

Liabilities in Excess of Other Assets - (14.71)%(g)		(35,650,559)

Net Assets - 100.00%		$242,283,203

Amounts above are shown as a percentage of net assets as of March 31, 2014.

(a)	The interest rate shown represents the rate at period end.
(b)	All or a portion of this position has not settled as of March 31, 2014. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $18,731,218, which represents approximately 7.73% of net assets as of March 31, 2014.
(d)	Floating or variable rate security. Interest rate disclosed is that which is in effect at March 31, 2014.
(e)	Security, or portion of security is currently on loan. Total market value of securities on loan amounts to $36,550,770, as of March 31, 2014. Total value of BGX’s obligation to return securities lending collateral was $37,640,960, as of March 31, 2014.
(f)	Non-income producing security.
(g)	Includes liabilities associated with the obligation to return securities lending collateral of $37,640,960, assets associated with deposits held with broker for total return swap contracts of $4,326,399 and other liabilities in excess of cash and other assets of $2,335,998 as of March 31, 2014.

TOTAL RETURN SWAP CONTRACTS (a)(b)

Reference Obligation	Swap Counterparty	Rate Received by the Fund	Termination Date	Notional Amount	Unrealized Appreciation
Academy Ltd.	JP Morgan	4.500%	08/03/2018	$980,094	$4,905
Drumm Investors LLC (aka Golden Living)	JP Morgan	5.000%	05/04/2018	4,787,803	5,985
Epicor Software Corp.	JP Morgan	4.000%	05/16/2018	1,953,605	8,303
Mood Media Corp.	JP Morgan	7.000%	05/06/2018	1,784,683	29,737
Supervalu, Inc.	JP Morgan	4.500%	03/21/2019	2,922,308	8,314
Surgical Care Affiliates LLC	JP Morgan	4.000%	06/29/2018	992,500	4,962

					$62,206

Reference Obligation	Swap Counterparty	Rate Received by the Fund	Termination Date	Notional Amount	Unrealized Depreciation
Press Ganey Associates, Inc.	JP Morgan	4.250%	04/20/2018	$2,814,301	$(6,864)

					$(6,864)

(a) The Fund receives monthly payments based on any positive monthly return of the Reference Obligation. The Fund makes payments on any negative monthly return of such Reference Obligation.

(b) The floating short-term rate paid by the Fund (on the notional amount of all total return swap contracts) at March 31, 2014, was 1.484% (3 month Libor +1.25%)

All Reference Obligations shown above for Total Return Swap Contracts are floating rate secured bank loans.

See Notes to Quarterly Portfolio of Investments.

Blackstone / GSO Long-Short Credit Income Fund

Notes to Quarterly Portfolio of Investments

March 31, 2014 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone / GSO Long-Short Credit Income Fund (the “Fund” or “BGX”) is a non-diversified, closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that date, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BGX.”

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Secured Loans’’ or “Loans”) and high-yield corporate debt securities of varying maturities. BGX’s long positions in loans and fixed-income instruments will typically be rated below investment grade at the time of purchase. BGX’s long positions, either directly or through the use of derivatives, may total up to 130% of the Fund’s net assets. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of the BGX’s net assets.

BGX is classified as “non-diversified” under the 1940 Act. As a result, BGX can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. BGX may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political, or regulatory occurrence.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of its financial statements is in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and these differences could be material.

Portfolio Valuation: BGX’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by BGX’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligations (“CLOs”) are valued at the price provided by a nationally recognized service. The prices provided by the nationally recognized service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees.

Various inputs are used to determine the value of BGX’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The valuation techniques used by the Fund to measure fair value during the period ended March 31, 2014 maximized the use of observable inputs and minimized the use of unobservable inputs. The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instruments and does not necessarily correspond to BGX’s perceived risk of investing in those securities.

The following table summarizes the valuation of the BGX’s investments under the fair value hierarchy levels as of March 31, 2014:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Floating Rate Loan Interests
Aerospace and Defense	$–	$5,336,857	$1,893,691	$7,230,548
Banking, Finance and Real Estate	–	5,475,407	1,050,492	6,525,899
Capital Equipment	–	3,740,583	2,045,828	5,786,411
Chemicals, Plastics and Rubber	–	2,023,493	3,488,948	5,512,441
Energy Electricity	–	953,167	1,537,401	2,490,568
Energy, Oil and Gas	–	4,245,469	2,526,661	6,772,130
Environmental Industries	–	2,456,015	1,220,344	3,676,359
Healthcare and Pharmaceuticals	–	14,248,270	3,723,106	17,971,376
High Tech Industries	–	22,002,074	3,659,058	25,661,132
Media Advertising, Printing and Publishing	–	1,792,014	3,202,551	4,994,565
Media Diversified and Production	–	–	852,083	852,083
Services - Business	–	11,304,758	7,519,356	18,824,114
Transportation Consumer	–	2,324,926	2,307,692	4,632,618
Utilities Electric	–	3,800,873	2,268,436	6,069,309
Other	–	93,161,761	–	93,161,761
Collateralized Loan Obligation	–	–	1,115,593	1,115,593
Corporate Bonds	–	64,630,355	–	64,630,355
Exchange Traded Funds	2,026,500	–	–	2,026,500

Total	$2,026,500	$237,496,022	$38,411,240	$277,933,762

Other Financial Instruments

Assets
Total Return Swap Contracts	$–	$62,206	$–	$62,206
Liabilities
Total Return Swap Contracts	–	(6,864)	–	(6,864)

Total	$–	$55,342	$–	$55,342

*Refer to the Fund’s Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which BGX has used Level 3 inputs to determine the fair value are as follows:

Investments in Securities	Floating Rate Loan Interests	Collateralized Loan Obligations	Total Return Swap Contracts	Total

Balance as of December 31, 2013	$26,070,812	$1,096,278	$9,950	$27,177,040
Accrued discount/ premium	6,535	1,463		7,998
Realized Gain/(Loss)	28,022	-	-	28,022
Change in Unrealized Appreciation/(Depreciation)	66,690	17,852	(4,987)	79,555
Purchases	10,790,853	-	-	10,790,853
Sales Proceeds	(2,347,018)	-	-	(2,347,018)
Transfer into Level 3	6,232,129	-	-	6,232,129
Transfer out of Level 3	(3,552,376)	-	(4,963)	(3,557,339)

Balance as of March 31, 2014	$37,295,647	$1,115,593	$-	$38,411,240

Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2014	$173,067	$17,852	$-	$190,919

Information about Level 3 fair value measurements as of March 31, 2014:

	Fair Value at 3/31/14	Valuation Technique(s)	Unobservable Input(s)

Floating Rate Loan Interests	$37,295,647	Third-party vendor pricing service	Vendor quotes

Collateralized Loan Obligations	$1,115,593	Third-party vendor pricing service	Vendor quotes

The Fund evaluates transfers into or out of Level 1, 2 and 3 as of the end of the reporting period. There were no transfers between Level 1 and 2 during the period. Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were moved from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount and amortization of premium, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

NOTE 3. SECURED LOANS

BGX includes first and second lien secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships, and other business entities (“Borrowers”), in its definition of “Secured Loans”. Under normal market conditions, at least 70% of BGX’s managed assets will be invested in Secured Loans. BGX defines its managed assets as net assets plus leverage obtained through securities lending, swap contract arrangements, and short selling or other derivative transactions (“Managed Assets”). At March 31, 2014, 71.96% of BGX’s Managed Assets were held in Secured Loans.

First lien secured loans hold a senior position in the capital structure of a business entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Risk of loss of income is generally higher for unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At March 31, 2014, BGX had invested $7,580,129 in second lien secured loans.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. BGX typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to BGX, and such defaults could reduce net asset value and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty and Liquidity Sub-Committee of the Adviser. The factors considered by the Counterparty and Liquidity Sub-Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty and Liquidity Sub-Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BGX may acquire Loans through assignments or participations. BGX typically acquires these Loans through assignment, and if BGX acquires a Loan through participation, will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and BGX may not be able to unilaterally enforce all rights and remedies under the Loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when BGX must acquire a Loan through a participation. BGX had no outstanding participations as of March 31, 2014.

NOTE 4. TOTAL RETURN SWAPS

BGX has entered into total return swaps as of March 31, 2014 in an aggregate notional amount equal to $16,235,294. In a total return swap, BGX pays another party a fixed or floating short-term fee and receives in exchange the total return of underlying loans or debt securities. If the other party to a total return swap defaults, BGX’s risk of loss consists of the net amount of total return payments that BGX is contractually entitled to receive. BGX bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. BGX is required to post collateral to cover this potential obligation. BGX may use total return swaps for financing, hedging or investment purposes. For the purposes of Managed Assets, BGX will treat the value of a total return swap as the notional amount of the swap.

The periodic swap payments received or made by BGX are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded as unrealized appreciation (depreciation). When the swap is terminated, BGX will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and BGX’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions. The Adviser selects only those counterparties that they believe are credit worthy. BGX segregates sufficient assets as collateral to satisfy the current obligation with respect to total return and credit default swaps.

NOTE 5. COLLATERALIZED LOAN OBLIGATIONS

BGX has invested in Collateralized Loan Obligations (“CLOs”). A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in Secured Loans. When investing in CLOs, BGX will not invest in equity tranches, which are the lowest tranche. However, BGX may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or nonpayment of interest than more senior tranches of the CLO. In addition, BGX intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the BGX’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

NOTE 6. SECURITIES LENDING

BGX may make secured loans of its marginable securities to brokers, dealers and other financial institutions amounting to no more than 30% of its net assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by the Adviser to be of relatively high credit standing.

Loans of securities are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to BGX, as the lender, an amount equal to any dividends or interest received on the securities lent. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan.

BGX invests the cash collateral received in accordance with its investment objectives, subject to the BGX’s agreement with the borrower of the securities. In the case of cash collateral, BGX typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for BGX.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, BGX, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by BGX if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. BGX may also call such loans in order to sell the securities involved. When engaged in securities lending, BGX’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by BGX in permissible investments.

As of March 31, 2014, BGX had securities on loan valued at $36,550,770 and received cash collateral with a value of $37,640,960, representing 15.09% and 15.54% of net assets, respectively.

NOTE 7. UNREALIZED APPRECIATION/(DEPRECIATION)

On March 31, 2014, based on cost of $275,383,250 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $6,364,518 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,814,006, resulting in net unrealized appreciation of $2,550,512.

Item 2. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this Report.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Long-Short Credit Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	May 30, 2014

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	May 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	May 30, 2014

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	May 30, 2014